Comerica Incorporated

First Quarter 2015
Financial Review

April 17, 2015

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, including the energy industry; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; changes in Comerica's credit rating; unfavorable developments concerning credit quality; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2014. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Financial Summary

	1Q15	4Q14	1Q14
Diluted income per common share	$0.73	$0.80	$0.73
Net interest income	$413	$415	$410
Loan accretion	3	9	12
Provision for credit losses	14	2	9
Noninterest income[4]	256	225	208
Noninterest expenses[4]	460	419	406
Net income	134	149	139
Total average loans	$48,151	$47,361	$45,075
Total average deposits	56,990	57,760	52,770
Basel III common equity Tier 1 capital ratio[1]	10.43%[3]	n/a	n/a
Tier 1 common capital ratio[1,2]	n/a	10.50%	10.58%
Average diluted shares (millions)	*182*	*184*	*187*

$ in millions, except per share data • n/a – not applicable • [1]Basel III capital rules (standardized approach) became effective for Comerica on 1/1/15. The ratio reflects transitional treatment for certain regulatory deductions and adjustments. Capital ratios for prior periods are based on Basel I rules. • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. • [3]Estimated • [4]Including the $44MM impact of accounting presentation of a card program.

Comerica Bank

3

First Quarter 2015 Results

	1Q15	Change From 4Q14	Change From 1Q14
Total average loans	48,151	790	3,076
Total average deposits	56,990	(770)	4,220
Net interest income	413	(2)	3
Loan accretion	3	(6)	(9)
Provision for credit losses	14	12	5
Noninterest income	256	n/m	n/m
Excl. impact of acct. presentation[1]	212	(13)	4
Noninterest expenses	460	n/m	n/m
Excl. impact of acct. presentation[1]	416	(3)	10
Net income	134	(15)	(5)
Earnings per share (EPS)[2]	0.73	(0.07)	--
Tangible Book Value Per Share[3]	38.47	0.75	1.97
Shares repurchased[4]	1.4MM shares or $59MM		

Key QoQ Performance Drivers

- Strong average loan growth across all markets & most businesses
- Net interest income relatively stable
- Credit quality remains strong
- Excluding $44MM impact of change in accounting presentation of a card program:
  - Noninterest income lower due to lower derivative activity & commercial lending fees
  - Expenses decline with lower occupancy expense offset by seasonally higher compensation
- Share repurchases[4], combined with dividends, returned $95 million to shareholders

$ in millions, except per share data • n/m – not meaningful • 1Q15 compared to 4Q14 • [1]Excluding the $44MM impact of accounting presentation of a card program. The Corporation believes this information will assist investors, regulators, management and others in comparing results to prior quarters. • [2]EPS based on diluted income per share. • [3]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures. • [4]Shares repurchased under the equity repurchase program.

Comerica Bank

4

Diverse Footprint Drives Growth


Average Loans
10.4
11.0
11.1
11.3
11.5
+2%
+11%
1Q14 2Q14 3Q14 4Q14 1Q15
Average Deposits
10.9
10.7
10.6
10.8
11.1
+2%
+1%
1Q14 2Q14 3Q14 4Q14 1Q15


Average Loans
14.8
15.4
15.5
15.8
16.2
+3%
+9%
1Q14 2Q14 3Q14 4Q14 1Q15
Average Deposits
14.8
15.4
16.4
18.0
16.8
-7%
+14%
1Q14 2Q14 3Q14 4Q14 1Q15


Average Loans
13.5
13.5
13.3
13.2
13.3
+1%
-2%
1Q14 2Q14 3Q14 4Q14 1Q15
Average Deposits
20.6
20.7
21.2
21.6
21.7
+1%
+5%
1Q14 2Q14 3Q14 4Q14 1Q15

$ in billions

Comerica Bank

5

Broad-based Loan Growth

Loan Yields Relatively Stable


Total Loans
($ in billions)
Loan Yields
45.1
46.7
47.2
47.4
48.2
48.6
49.1
3.39
3.31
3.22
3.22
3.19
1Q14 2Q14 3Q14 4Q14 1Q15
Average Balances
4Q14 1Q15
Period-end

Total average loans increased $790MM, or 2%

+ $208MM Energy
+ $178MM Tech. & Life Sciences
+ $145MM National Dealer
+ $135MM General Middle Market
+ $ 52MM Small Business

Period-end loans grew $479MM

- Commitments stable at $56.6B
- Line utilization[1] of 50%, up from 49%
- Loan pipeline increased

Loan yields:

- 5 bps lower accretion
+6 bps 4Q14 lease residual charge
- 3 bps lower nonaccrual interest & prepayment fees
- 1 bps other loan portfolio dynamics

1Q15 compared to 4Q14 • [1]Utilization of commercial commitments as a percentage of total commercial commitments at period-end.

Comerica Bank

6

7 Average Deposits Decline Following Robust 4Q14Period-end Balances Relatively Stable 1Interest costs on interest-bearing deposits ● 21Q15 compared to 4Q14 ● 3At 3/31/15 Average Balances Period-end Strong Deposit Base($ in billions) 52.8 53.4 55.2 57.8 57.0 57.5 57.6 0.15 0.15 0.15 0.15 0.15 1Q14 2Q14 3Q14 4Q14 1Q15 4Q14 1Q15 Deposit Rates1 Total average deposits decreased $770MM2:  Noninterest-bearing deposits decreased $807MM to $26.7B  Interest-bearing deposits stable at $30.3B  About 2/3 of total deposits are commercial Loan to Deposit Ratio3 of 85% 8 Securities Portfolio At 3/31/15 ● 1Estimated as of 3/31/15. Excludes auction rate securities (ARS). ● 2Net unrealized pre-tax gain on the available-for-sale (AFS) portfolio. Securities Portfolio:  Duration of 3.6 years1 • Extends to 4.5 years under a 200 bps instantaneous rate increase1  Net unrealized pre-tax gain of $128MM2  Net unamortized premium of $45MM  GNMA about 27% of MBS portfolio  Purchased ~$500MM in Treasury Securities (late in 4Q14) 8.9 9.0 9.0 9.0 9.1 9.2 9.3 9.3 9.4 9.4 9.4 9.9 10.1 10.1 2.42 2.35 2.29 2.27 2.26 1Q14 2Q14 3Q14 4Q14 1Q15 4Q14 1Q15 Other (Incl. Treasury Securities)Mortgage-backed Securities (MBS)MBS Yield Securities Portfolio($ in billions) Average Balances Period-end

Net Interest Income Relatively Stable
Loan Volume Offset by 2 Fewer Days in 1Q15



Net Interest Income
($ in millions)
Accretion
NIM
410
416
414
415
413
12
10
3
9
3
2.77
2.78
2.67
2.57
2.64
1Q14
2Q14
3Q14
4Q14
1Q15

Net Interest Income and Rate NIM[1]:		
$415MM	4Q14	2.57%
 -7 -6 -4 +7 +6	Loan impacts: Two fewer days in 1Q15 Loan accretion Lower prepayment fees & nonaccrual interest Lease residual value adj. (4Q) Loan growth	 -- -0.04 -0.02 +0.05 --
+2	Securities impacts	-0.01
+1	Deposit impacts	--
-1	Lower balances at the Fed	+0.09
$413MM	1Q15	2.64%

+200 bps rate rise = ~$220MM[2]
Estimated increase to net interest income over 12 months

[1]1Q15 compared to 4Q14 • [2]For standard model assumptions see slide #16. Estimate is based on simulation modeling analysis.

Comerica Bank

9

Continued Strong Credit Quality
Provision of $14MM



Net Loan Charge-offs
($ in millions)
NCO Ratio (in basis points)
12
9
3
1
8
10
8
3
1
7
1Q14
2Q14
3Q14
4Q14
1Q15



Allowance for Loan Losses
($ in millions)
NPL Coverage
1.8
1.7
1.7
2.1
2.2
594
591
592
594
601
1Q14
2Q14
3Q14
4Q14
1Q15



Criticized Loans[1]
($ in millions)
NPAs as a Percentage of Total Loans + ORE
2,139
2,188
2,094
1,893
2,067
0.76
0.75
0.75
0.62
0.59
1Q14
2Q14
3Q14
4Q14
1Q15

Energy

- Closely monitoring Energy business line, as well as energy-related exposure[2]
- At this point in the cycle, energy portfolio continues to perform well
- Increased reserve allocation for energy exposure (including qualitative component)

At 3/31/15 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications. • [2]Loans related to energy at 3/31/15 included approximately $3.6B of loans in our Energy business line & approximately $750MM loans in other businesses that have a sizable portion of their revenue related to energy or could be otherwise disproportionately negatively impacted by prolonged low oil and gas prices.

Comerica Bank

10

Noninterest Income
Impacted by a Change in Accounting Presentation of a Card Program



Noninterest Income
($ in millions)
Impact of change in accounting presentation of a card program
208
220
215
225
256
44
1Q14
2Q14
3Q14
4Q14
1Q15

Noninterest income:

+$44MM Impact of a change in accounting presentation of a card program (previously presented revenues net of expenses)

- $7MM Customer Derivative Income, reflecting a few large transactions in 4Q14

- $4MM Commercial Lending Fees, reflecting a seasonal decline post robust year-end activity

1Q15 compared to 4Q14 • Excluding the impact of a change in accounting presentation of a card program, noninterest income would have decreased by $13MM.

Comerica Bank

11

Noninterest Expenses
Impacted by a Change in Accounting Presentation of a Card Program



Noninterest Expenses
($ in millions)
Impact of change in accounting presentation of a card program
406
404
397
419
460
44
1Q14
2Q14
3Q14
4Q14
1Q15

Noninterest expenses:

+$44MM Impact of a change in accounting presentation of a card program

- $8MM Occupancy expense, primarily reflecting a real estate optimization charge taken in 4Q14 & several discrete 1Q15 items

- $3MM Consulting expense

+$8MM Salaries & benefits expense:
 + Annual stock compensation
 + Seasonally higher payroll taxes
 + Pension
 - 2 Fewer days
 - Seasonally lower healthcare

1Q15 compared to 4Q14 • Excluding the impact of accounting presentation of a card program, noninterest expenses would have decreased by $3MM.

Comerica Bank

12

Active Capital Management

2014 Capital Plan Completed:

- $236MM or 5MM shares repurchased 2Q14 through 1Q15
  - $59MM or 1.4MM shares repurchased in 1Q
- Increased quarterly dividend to $0.20 per share in 2Q14

2015 Capital Plan Target[1]:

- Up to $393MM share repurchases over five quarters (2Q15 through 2Q16)
- Board to consider dividend increase to $0.21 at April meeting

Shareholder Payout[3]

($ in millions)



Dividends
Share Repurchases3
47%
28%
19%
79%
58%
21%
76%
53%
23%
66%
42%
24%
71%
44%
27%
2011
2012
2013
2014
1Q15

Tangible Book Value Per Share[2]



$31.40
$33.36
$35.64
$37.72
$38.47
2011
2012
2013
2014
1Q15

Dividends Per Share Growth



0.40
0.55
0.68
0.79
+98%
2011
2012
2013
2014

[1]Outlook as of 4/17/15 • [2]See Supplemental Financial Data slides for a reconciliation of non-GAAP financial measures •
[3]Shares repurchased under equity repurchase program

Comerica Bank

13

Management 2015 Outlook
Assuming Continuation of Current Economic & Low Rate Environment

FY15 compared to FY14: Outlook Unchanged	
Average loans	***Continued Growth, Consistent with FY14*** • Typical seasonality throughout year (Mortgage Banker & National Dealer) • Continued focus on pricing and structure discipline
Net interest income	***Relatively Stable,*** *Assuming continuation of current rate environment* • Contribution from asset growth offset by impact from low rate environment on asset yields and decrease in purchase accounting accretion of ~$30MM
Provision	***Higher*** • Consistent with modest net charge-offs and continued loan growth
Noninterest income	***Relatively Stable,*** *Excluding impact of a change in accounting presentation of card program[1]* • Growth in fee income, particularly Card and Fiduciary, mostly offset by a decline in warrant income and regulatory impacts on letters of credit and derivative income
Noninterest expenses	***Higher,*** *Excluding impact of a change in accounting presentation of card program[1]* • Increases in technology (+~$32MM), regulatory (+~$8MM) and pension (+~$7MM) expenses • Typical inflationary pressures • Continued focus on driving efficiencies for the long-term
Income taxes	**~33% of pre-tax income**

Outlook as of 4/17/15 • [1]$44MM impact of accounting presentation of a card program contracts (previously presented revenues net of expenses)

Comerica Bank

14

Appendix

relationships

Comerica Bank

Interest Rate Sensitivity
Remain Well Positioned for Rising Rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Modest decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Increased for LCR compliance
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 1Q15 Standard Model

($ in millions)


~110
~190
~200
~210
~220
~260
~320
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
1Q15 Standard Model
Addl. ~3% Loan Growth
Up 300 bps

At 3/31/15 • For methodology see the Company's Form 10K, as filed with the SEC and as updated by this slide. Estimates are based on simulation modeling analysis.

Comerica Bank

16

Loans by Business and Market

By Line of Business	1Q15	4Q14	1Q14
Middle Market			
General	$13.5	$13.4	$13.5
Energy	3.7	3.5	3.0
National Dealer Services	5.9	5.7	5.3
Entertainment	0.6	0.6	0.5
Tech. & Life Sciences	2.9	2.7	2.3
Environmental Services	1.0	1.0	0.9
Total Middle Market	$27.6	$26.9	$25.5
Corporate Banking			
US Banking	2.7	2.7	2.7
International	1.9	1.8	1.8
Mortgage Banker Finance	1.4	1.4	0.9
Commercial Real Estate	4.2	4.2	4.0
BUSINESS BANK	**$37.8**	**$37.0**	**$34.9**
Small Business	3.7	3.7	3.6
Retail Banking	1.9	1.8	1.8
RETAIL BANK	**$5.6**	**$5.5**	**$5.4**
Private Banking	4.8	4.9	4.8
WEALTH MANAGEMENT	**$4.8**	**$4.9**	**$4.8**
TOTAL	**$48.2**	**$47.4**	**$45.1**

By Market	1Q15	4Q14	1Q14
Michigan	$13.3	$13.2	$13.5
California	16.2	15.8	14.8
Texas	11.5	11.3	10.4
Other Markets	7.2	7.1	6.4
TOTAL	**$48.2**	**$47.4**	**$45.1**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

17

Deposits by Business and Market

By Line of Business	1Q15	4Q14	1Q14
Middle Market			
General	$15.6	$15.8	$14.1
Energy	0.7	0.7	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	6.1	6.2	5.7
Environmental Services	0.2	0.1	0.1
Total Middle Market	$22.9	$23.1	$20.7
Corporate Banking			
US Banking	2.6	3.3	2.5
International	2.0	1.9	1.7
Mortgage Banker Finance	0.6	0.5	0.6
Commercial Real Estate	2.1	2.1	1.5
BUSINESS BANK	**$30.2**	**$30.9**	**$27.0**
Small Business	2.9	2.9	2.6
Retail Banking	19.5	19.4	19.0
RETAIL BANK	**$22.4**	**$22.3**	**$21.6**
Private Banking	4.0	4.1	3.6
WEALTH MANAGEMENT	**$4.0**	**$4.1**	**$3.6**
Finance/ Other	0.4	0.5	0.6
TOTAL	**$57.0**	**$57.8**	**$52.8**

By Market	1Q15	4Q14	1Q14
Michigan	$21.7	$21.6	$20.6
California	16.8	18.0	14.8
Texas	11.1	10.8	10.9
Other Markets	7.0	6.9	5.9
Finance/ Other	0.4	0.5	0.6
TOTAL	**$57.0**	**$57.8**	**$52.8**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

18

19 Energy Line of Business At 3/31/15  Granular portfolio: ~200 customers  30+ years experience with strong performance through cycles  $3.6B in loans at period-end 3/31/15, unchanged from 12/31/14  Utilization rate of 50% (vs 49% at 12/31/14)  ~95% of loans have security  Semi-annual borrowing base re-determinations about 45% complete at 4/15/15 Average Loans($ in millions) 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 3,49 2 3,70 0 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 0 0 0 0 36 69 19 10 13 6 0 0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 20141Q15 Strong Credit Quality(In basis points) Energy Net Charge-offs to Avg. Energy Loans Exploration & Production 70%Midstream15% Service15% Natural Gas 10% Oil42% Mixed18% Diverse Customer Base(Based on period-end outstandings) 20 Mortgage Banker Finance At 3/31/15  40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships Average Deposits($ in millions) 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 516 516 526 55 5 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1,59 5 1,39 7 1,39 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 Average Loans($ in millions)

National Dealer Services

Franchise Distribution
(Based on period-end loan outstandings)



Honda/Acura 13%
Ford 8%
GM 9%
Chrysler 9%
Mercedes 3%
Nissan/ Infiniti 8%
Other European 11%
Other Asian 13%
Other[1] 11%
Toyota/ Lexus 15%

Geographic Dispersion

California	62%	Texas	9%
Michigan	18%	Other	11%

- 65+ years of Floor Plan lending, with 20+ years on a national basis
- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans
($ in billions)



Floor Plan
3.8
3.6
3.1
3.4
3.8
4.3
4.3
4.6
4.9
5.1
4.9
5.3
5.3
5.7
5.5
5.7
5.9
1.9
1.7
1.3
1.5
1.9
2.3
2.3
2.5
2.8
3.1
2.9
3.2
3.2
3.5
3.2
3.4
3.5
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

At 3/31/15 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

21

Technology and Life Sciences

- 20+ year history
- Products and services tailored to meet the needs of emerging companies throughout their lifecycle
- Strong relationships with top-tier investors
- National business headquartered in Palo Alto, CA, operating from 14 offices in the U.S. and Toronto
- Top notch relationship managers with extensive industry expertise

Average Loans
($ in billions)



1.1
1.1
1.1
1.2
1.2
1.2
1.3
1.5
1.6
1.7
1.8
1.9
2.0
1.9
2.0
2.1
2.3
2.5
2.6
2.7
2.9
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

Average Deposits
($ in billions)



3.3
3.4
3.3
3.5
3.7
4.1
4.2
4.4
4.7
5.1
5.2
5.2
5.0
5.0
5.1
5.2
5.7
5.6
5.9
6.2
6.1
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

At 3/31/15

22

23 Commercial Real Estate Line of Business At 3/31/15 ● 1Includes CRE line of business loans not secured by real estate. ● 2Excludes CRE line of business loans not secured by real estate. 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 4.2 4.2 4.2 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 5.5 5.6 6.1 6.4 6.4 1Q14 2Q14 3Q14 4Q14 1Q15 Commitments($ in billions; Based on period-end) +16% 1 Michigan$243 7% California$1,765 52% Texas$905 27%Florida$115 3% Other$374 11% CRE by Market2($ in millions; Based on location of property) 24 Shared National Credit (SNC) Relationships At 3/31/15 ● SNCs are not a line of business. The balances shown above are included in the line of business balances. ●SNCs are facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.  SNC relationships included in business line balances  Approximately 850 borrowers  Strategy: Pursue full relationships with ancillary business  Comerica is agent for approx. 19%  Adhere to same credit underwriting standards as rest of loan book  Credit quality mirrors total portfolio Period-end Loans of $10.8B Commercial Real Estate$0.7B 6% Corporate $2.7B 25% General$2.4B 22%National Dealer $0.4B 4% Energy$3.3B 30% Entertainment$0.3B 3% Tech. & Life Sciences$0.3B 3% Environmental Services $0.4B 4% Mortgage Banker$0.3B 3% = Total Middle Market (66%)

25 Government Card ProgramsGenerate Valuable Retail Deposits At 3/31/15 ● 1Source: the Nilson Report July 2014, based on 2013 data ● 2Based on a 2014 survey conducted by KRC Research ● 3Source: U.S. Department of the Treasury ● 4Source: Social Security Administration 720 948 1,221 1,444 1,592 2011 2012 2013 2014 YTD 2015 US Treasury ProgramState Card Programs Growing Average Noninterest-Bearing Deposits($ in millions)  #1 prepaid card issuer in US1  State/ Local government benefit programs:• 49 distinct programs  US Treasury DirectExpress Program:• Exclusive provider of prepaid debit cards since 2008; contract extended to January 2020• ~80k new accounts per month• 95% of Direct Express card holders report they are satisfied2• Eliminating monthly benefit checks, resulting in significant taxpayer savings3 # of Social Security Beneficiaries4(in millions) 25 30 35 40 45 50 55 60 1970 1975 1980 1985 1990 1995 2000 2005 2010 Key Facts 26 Funding and Maturity Profile At 3/31/15 ● 1Face value at maturity. ● 2$300MM of subordinated notes mature on 5/1/2015.  ~$7B unencumbered securities  Loan to deposit ratio of 85%  Access to wholesale debt markets  Federal Home Loan Bank of Dallas• $-0- outstanding • $5B borrowing capacity  Fed funds/ Repo markets  Brokered deposits Multiple Funding Sources Debt Profile by Maturity1($ in millions) 600 650 500 350 400 2015 2016 2017 2019 2020+ Subordinated Notes Senior Notes Equity$7.5B 11% Interest-Bearing Deposits$30.2B 45% Noninterest-Bearing Deposits$27.4B 40% Wholesale Debt $2.8B 4% Funding ProfileAt March 31, 2015 2

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	**A-**	**A3**	**A**
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB+	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB	Ba1	BBB
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	Ba3	BB+
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 4/7/15 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	3/31/15	12/31/14	3/31/14	12/31/13	12/31/12	12/31/11
Tier 1 and Tier 1 common capital[1]	n/a	7,169	6,962	6,895	6,705	
Risk-weighted assets[1]	n/a	68,273	65,788	64,825	66,115	
Tier 1 and Tier 1 common capital ratio	***n/a***	***10.50%***	***10.58%***	***10.64%***	***10.14%***	
Common shareholders' equity	$7,500	$7,402	$7,283	$7,150	$6,939	$6,865
Less: Goodwill	635	635	635	635	635	635
Less: Other intangible assets	15	15	16	17	22	32
Tangible common equity	$6,850	$6,752	$6,632	$6,498	$6,282	$6,198
Total assets	$69,336	$69,190	$65,681	$65,224	$65,066	$61,005
Less: Goodwill	635	635	635	635	635	635
Less: Other intangible assets	15	15	16	17	22	32
Tangible assets	$68,686	$68,540	$65,030	$64,572	$64,409	$60,338
Common equity ratio	*10.82%*	*10.70%*	*11.09%*	*10.97%*	*10.67%*	*11.26%*
Tangible common equity ratio	***9.97***	***9.85***	***10.20***	***10.07***	***9.76***	***10.27***
Common shareholders' equity	$7,500	$7,402	$7,283	$7,150	$6,939	$6,865
Tangible common equity	$6,850	$6,752	$6,632	$6,498	$6,282	$6,198
Shares of common stock outstanding (in millions)	178	179	182	182	188	197
Common shareholders' equity per share of common stock	*$42.12*	*$41.35*	*$40.09*	*$39.22*	*$36.86*	*$34.79*
Tangible common equity per share of common stock	***38.47***	***37.72***	***36.50***	***35.64***	***33.36***	***31.40***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with Basel I risk-based capital rules in effect through 12/31/14. Effective 1/1/15, regulatory capital components and risk-weighted assets are defined by and calculated in conformity with Basel III risk-based capital rules. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined by Basel I risk-based capital rules.

n/a – not applicable.

Comerica Bank

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